Exhibit 10.17

AMENDMENT NO. 3 TO
PIPELINE AND GATHERING SERVICES AGREEMENT
This AMENDMENT NO. 3 to the PIPELINE AND GATHERING SERVICES AGREEMENT (this “Amendment” and the agreement as so amended, the “Agreement”), dated as of October 16, 2013, by and among Western Refining Company, L.P., a Delaware limited partnership, and Western Refining Southwest, Inc., an Arizona corporation (collectively, “WNR”), on the one hand, and Western Refining Pipeline, LLC, a Delaware limited liability company (“WRPG”), on the other hand, is entered into by WNR and WRPG as of June 1, 2016. In consideration of the covenants and obligations contained herein, the Parties to this Agreement hereby agree as set forth below. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.
ARTICLE 1
AMENDMENTS
1.1    Amendments to Schedules.
(a)    Each of Schedule 1.1, Schedule 4.5 and Schedule 22.3 are hereby amended and restated as set forth on Exhibit A hereto.
ARTICLE 2
MISCELLANEOUS
2.1    Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.
2.2    Entire Agreement; Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.
2.3    Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

WESTERN REFINING COMPANY, L.P. By: Western Refining GP, LLC, its general partner

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING PIPELINE, LLC

By:	/s/ JEFF A. STEVENS
Name:	Jeff A. Stevens
Title:	President and Chief Executive Officer
Date:	7/25/16

Signature Page - Amendment No. 3 to Pipeline Agreement